Prepaid Expenses and Other Current Assets, Net - Summary of Prepaid Expenses and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Line Items]
Prepaid VAT	¥ 59,695		¥ 63,802
Inventories	15,662		0
Prepayments to suppliers	9,896		13,412
Interest receivables	1,286		676
Deposits	287		305
Prepaid rental expenses	196		294
Receivables for disposal of property and equipment	0		610
Others	2,851		4,211
Subtotal	106,929		88,432
Less: allowance for credit loss	(5,794)		(5,919)
Total	101,135	$ 14,462	82,513
Receivables from Third Party Payment Platforms
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Line Items]
Receivables from third-party payment platforms	¥ 17,056		¥ 5,122